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                                                                    EXHIBIT 23.4

            CONSENT OF GERSTEN, SAVAGE, KAPLOWITZ & FREDERICKS, LLP

    The undersigned, Gersten, Savage, Kaplowitz & Fredericks, LLP, hereby consents to the use of our name and the use of our opinion for IT Staffing Ltd. (the "Company") as filed with its Registration Statement on Form SB-2, and any amendments thereto.

                                          /s/ Gersten, Savage, Kaplowitz &
                                          Fredericks, LLP
                                            ------------------------------------

                                          Gersten, Savage, Kaplowitz &
                                          Fredericks, LLP

January 6, 1999